Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2013
Debt and Capital Lease Obligations [Abstract]
DEBT AND CAPITAL LEASE OBLIGATIONS
DEBT AND CAPITAL LEASE OBLIGATIONS
Debt (including consolidated VIEs) and capital lease obligations outstanding consist of the following:

	As of December 31, 2013			As of December 31, 2012
	Total	Current and Short-Term	Long-Term	Total	Current and Short-Term	Long-Term
In millions
Non-solar energy system debt and capital leases:
Convertible senior notes due 2018, net of discount	$460.0	$—	$460.0	$—	$—	$—
Convertible senior notes due 2021, net of discount	408.2	—	408.2	—	—	—
Senior notes due 2019	—	—	—	550.0	—	550.0
Second lien term loan, net of discount	—	—	—	196.1	—	196.1
Long-term notes	10.4	2.8	7.6	16.0	3.4	12.6
Total non-solar energy system debt and capital leases	$878.6	$2.8	$875.8	$762.1	$3.4	$758.7
Solar energy system debt, financings and capital leaseback obligations:
Short-term debt, weighted average interest rate of 6.55% and 6.47%, respectively	$68.9	$68.9	$—	$14.7	$14.7	$—
System pre-construction, construction and term debt	1,028.0	305.0	723.0	271.3	61.3	210.0
Capital leaseback obligations	94.0	4.5	89.5	93.3	7.5	85.8
Financing leaseback obligations	1,384.8	16.2	1,368.6	1,107.2	14.3	1,092.9
Other system financing transactions	121.9	0.1	121.8	119.7	—	119.7
Total solar energy system debt, financings and capital leaseback obligations	$2,697.6	$394.7	$2,302.9	$1,606.2	$97.8	$1,508.4
Total debt outstanding	$3,576.2	$397.5	$3,178.7	$2,368.3	$101.2	$2,267.1

Non-Solar Energy System Debt and Capital Leases

Convertible Senior Notes

On December 20, 2013, we issued $600.0 million in aggregate principal amount of 2.00% convertible senior notes due 2018 and $600.0 million aggregate principal amount of 2.75% convertible senior notes due 2021 in a private placement offering. We received net proceeds, after payment of debt financing fees, of $1,167.3 million in the offering, before the redemption of the $550.0 million outstanding aggregate principal amount of the 7.75% senior notes due 2019 and the repayment of the $200.0 million outstanding aggregate principle amount of the 10.75% second lien term loan and before payment of the net cost of the call spread overlay described below.

Interest on the 2018 Notes is payable on April 1 and October 1 of each year, beginning on April 1, 2014. Interest on the 2021 Notes is payable on January 1 and July 1 of each year, beginning on July 1, 2014. The 2018 Notes and the 2021 Notes mature on October 1, 2018 and January 1, 2021, respectively, unless earlier converted or purchased.

The Notes are convertible at any time until the close of business on the business day immediately preceding July 1, 2018 (in the case of the 2018 Notes) or October 1, 2020 (in the case of the 2021 Notes) only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending March 31, 2014, if the closing sale price of our common stock, for at least 20 trading days (whether or not consecutive) in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter immediately preceding the calendar quarter in which the conversion occurs, is more than 120% of the conversion price of the Notes in effect on each applicable trading day; (2) during the five consecutive business day period following any 10 consecutive trading-day period in which the trading price for the notes for each such trading day is less than 98% of the closing sale price of our common stock on such trading day multiplied by the applicable conversion rate on such trading day; or (3) upon the occurrence of specified corporate events. On and after July 1, 2018 (in the case of the 2018 Notes) or October 1, 2020 (in the case of the 2021 Notes) and until the close of business on the second scheduled trading day immediately prior to the applicable stated maturity date, the Notes are convertible regardless of the foregoing conditions based on an initial conversion price of $14.62 per share of our common stock.

The conversion price will be subject to adjustment in certain events, such as distributions of dividends or stock splits. The Notes are convertible only into cash, shares of our common stock or a combination thereof at our election. However, we must settle conversions solely in cash until we have obtained the requisite approvals from our stockholders to (i) amend our restated certificate of incorporation to sufficiently increase the number of authorized but unissued shares of our common stock to permit the conversion and settlement of all Notes into shares of our common stock, and (ii) authorize the issuance of the maximum numbers of shares described above in accordance with the continued listing standards of The New York Stock Exchange. Holders may also require us to repurchase all or a portion of the Notes upon a fundamental change, as defined in the indenture agreement, at a cash repurchase price equal to 100% of the principal amount plus accrued and unpaid interest. In the event of certain events of default, such as our failure to make certain payments or perform or observe certain obligations thereunder, the trustee or holders of a specified amount of then-outstanding Notes will have the right to declare all amounts then outstanding due and payable. We may not redeem the Notes prior to the applicable stated maturity date.

The Notes are general unsecured obligations and rank senior in right of payment to any of our future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively subordinated in right of payment to any of our secured indebtedness to the extent of the value of the assets securing such indebtedness; and to all existing and future indebtedness (including trade payables) incurred by our subsidiaries.

The embedded conversion options within the Notes are derivative instruments that are required to be separated from the Notes and accounted for separately as derivative instruments (derivative liabilities) with changes in fair value reported in the Consolidated Statements of Operations until such transactions settle or expire. The initial fair value of the embedded conversion options was recognized as a reduction in the carrying value of “Convertible debt, net of current portion” in the Consolidated Balance Sheet.

The embedded conversion option derivative instruments are measured at fair value utilizing Level 2 inputs consisting of the exercise price of the instruments, the price and volatility of our common stock, the risk free interest rate and the contractual term. Such derivative instruments are not traded on an open market as the banks are the counterparties to the instruments.

We recognized an immaterial amount of interest expense during the year ended December 31, 2013 related to the amortization of the debt discount on the Notes. As of December 31, 2013, the unamortized debt discount associated with the 2018 Notes and 2021 Notes will be recognized as interest expense as follows:

In millions	Debt Discount 2018 Notes	Debt Discount 2021 Notes
2014	$25.4	$10.2
2015	27.4	21.6
2016	29.6	23.6
2017	32.0	25.8
2018	25.6	28.2
2019	—	30.8
2020	—	33.6
2021	—	17.9
	$140.0	$191.7

Call Spread Overlay for Convertible Senior Notes

Concurrent with the issuance of the Notes, we entered into privately negotiated convertible note hedge transactions (collectively, the "Note Hedge") and warrant transactions (collectively, the "Warrants" and together with the Note Hedge, the “Call Spread Overlay”), with certain of the initial purchasers of the Notes or their affiliates. Assuming full performance by the counterparties, the Call Spread Overlay is meant to effectively reduce our potential payout over the principal amount on the Notes upon conversion of the Notes.

Under the terms of the Note Hedge, we bought from affiliates of certain of the initial purchasers of the Notes options to acquire, at an exercise price of $14.62 per share, subject to anti-dilution adjustments, up to 82.1 million shares of our common stock. Each Note Hedge is a separate transaction, entered into by the Company with each option counterparty, and is not part of the terms of the Notes. Each Note Hedge is exercisable upon the conversion of the Notes and expires on the corresponding maturity dates of the Notes.

Under the terms of the Warrants, we sold to affiliates of certain of the initial purchasers of the Notes warrants to acquire, on the stated expiration date of each Warrant, up to 82.1 million shares of our common stock at an exercise price of $18.35 per share, subject to anti-dilution adjustments. Each Warrant transaction is a separate transaction, entered into by the Company with each option counterparty, and is not part of the terms of the Notes.

The Note Hedge and Warrants, which are indexed to our common stock, are derivative instruments that require mark-to-market accounting treatment due to their cash settlement features until such transactions settle or expire. The Note Hedge and Warrants are measured at fair value utilizing Level 2 inputs consisting of the exercise price of the instruments, the price and volatility of our common stock, the risk free interest rate and the contractual term. Such derivative instruments are not traded on an open market. Valuation techniques utilize the inputs described above in addition to liquidity and institutional credit risk inputs.

Bridge Credit Facility

On December 20, 2013, we entered into a credit agreement by and among the Company, the lenders identified therein and Deutsche Bank AG New York Branch, as administrative agent, lender, and letter of credit issuer (the “Bridge Credit Facility”). The Bridge Credit Facility provided for a senior secured letter of credit facility in an aggregate principal amount up to $320.0 million and had a term ending December 15, 2014. The purpose of the Bridge Credit Facility was to backstop outstanding letters of credit issued by Bank of America, N.A. under our former revolving credit facility, which was terminated simultaneously with our entry into the Bridge Credit Facility (subject to our obligation to continue paying fees in respect of outstanding letters of credit).

Our obligations under the Bridge Credit Facility were guaranteed by certain of our domestic subsidiaries. Our obligations and the guaranty obligations of our subsidiaries were secured by first priority liens on and security interests in substantially all present and future assets of the Company and the subsidiary guarantors, including a pledge of the capital stock of certain of our domestic and foreign subsidiaries.

Interest under the Bridge Credit Facility accrued on the committed amount of $320.0 million regardless of actual utilization, and varied from 7.75% to 15.0%, depending on the inputs described above in addition to liquidity. Interest was due and payable in arrears at the end of each fiscal quarter and on the maturity date of the Bridge Credit Facility. Drawn amounts on letters of credit were due within three business days, and interest accrued on drawn amounts at a base rate plus the applicable interest rate spread noted above. We paid fees of $7.6 million upon entry into the Bridge Credit Facility, which were recognized as deferred financing fees and which will be amortized over the term of the Bridge Credit Facility.

The Bridge Credit Facility contained representations, covenants and events of default typical for credit arrangements of comparable size, including maintaining a consolidated leverage ratio of 3.5 to 1.0 and a minimum liquidity amount of $400.0 million. The Bridge Credit Facility also contained a customary material adverse effects clause and a cross default clause. The cross default clause was applicable to defaults on other indebtedness in excess of $35.0 million, excluding our non-recourse indebtedness. In addition, the Bridge Credit Facility included a covenant to satisfy certain post-closing obligations relating to the creation and perfection of liens in favor of our creditors under the Bridge Credit Facility. Failure to comply with the specified deadlines in this covenant would have resulted in the Bridge Credit Facility interest rate increasing to 15.0%. As of December 31, 2013, we were in compliance with all covenants of the Bridge Credit Facility.

The Bridge Credit Facility also contained mandatory prepayment provisions applicable to specified asset sale transactions as well as our receipt of proceeds from certain insurance or condemnation events and the incurrence of additional indebtedness.

As of December 31, 2013, we had no borrowings outstanding under the Bridge Credit Facility, although we had $228.1 million of outstanding third party letters of credit backed by the Bridge Credit Facility, which reduced the available capacity. Therefore, funds available under the Bridge Credit Facility were $91.9 million as of December 31, 2013.

Credit Facility

On February 28, 2014, we entered into a credit agreement with the lenders identified therein, Wells Fargo Bank, National Association, as administrative agent, Goldman Sachs Bank USA and Deutsche Bank Securities Inc., as joint lead arrangers and joint syndication agents, and Goldman Sachs Bank USA, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC and Macquarie Capital (USA) Inc., as joint bookrunners (the “Credit Facility”). The Credit Facility provides for a senior secured letter of credit facility in an aggregate principal amount up to $265.0 million and has a term ending February 28, 2017. The Credit Facility will be used to backstop outstanding letters of credit issued by Bank of America, N.A. under our former revolving credit facility until they expire, as well as for general corporate purposes. Subject to certain conditions, we may request that the aggregate commitments be increased to an amount not to exceed $400 million.

Our obligations under the Credit Facility are guaranteed by certain of our domestic subsidiaries. Our obligations and the guaranty obligations of our subsidiaries are secured by first priority liens on and security interests in substantially all present and future assets of the Company and the subsidiary guarantors, including a pledge of the capital stock of certain of our domestic and foreign subsidiaries.

Interest under the Credit Facility accrues on the daily amount available to be drawn under outstanding letters of credit or bankers' acceptances, at a rate of 3.75%. Interest is due and payable in arrears at the end of each fiscal quarter and on the maturity date of the Credit Facility. Drawn amounts on letters of credit are due within seven business days, and interest accrues on drawn amounts at a base rate plus 2.75%.

The Credit Facility contains representations, covenants and events of default typical for credit arrangements of comparable size, including maintaining a consolidated leverage ratio of 3.0 to 1.0 which excludes the Notes (measurement commencing with the last day of the fiscal quarter ending December 31, 2014) and a minimum liquidity amount (measurement commencing with the last day of the fiscal quarter ending June 30, 2014) of the lesser of (i) $400.0 million and (ii) the sum of (x) $300.0 million plus (y) the amount, if any, by which the aggregate commitments exceed $300.0 million at such time. The Credit Facility also contains a customary material adverse effects clause and a cross default clause. The cross default clause is applicable to defaults on other indebtedness in excess of $50.0 million, excluding our non-recourse indebtedness.

The Credit Facility also contains mandatory prepayment and/or cash collateralization provisions applicable to specified asset sale transactions as well as our receipt of proceeds from certain insurance or condemnation events and the incurrence of additional indebtedness.

Senior Notes Due 2019

On December 20, 2013, we issued a notice of redemption for all $550.0 million outstanding aggregate principal amount of the 7.75% Senior Notes due April 1, 2019 (the "2019 Notes") and discharged our obligations under the related indenture agreement. We used a portion of the proceeds received upon the completion of the convertible senior notes offering discussed above to redeem the 2019 Notes and to pay related redemption premiums and fees. We recognized a loss on early extinguishment of debt of $49.1 million, which was comprised of redemption premiums of $39.8 million and the write-off of unamortized deferred loan costs of $9.3 million.

Revolving Credit Facility

On December 20, 2013, we terminated our $400.0 million corporate revolving credit facility with Bank of America, N.A. We recognized a loss on extinguishment of debt of $2.1 million as a result of the write-off of unamortized deferred loan costs.

Long-term Notes

Long-term notes at December 31, 2013 totaling $10.4 million are owed to a bank by our Japanese subsidiary, are guaranteed by us, and are secured by the property, plant and equipment of our Japanese subsidiary. These loans mature in years ranging from 2013 to 2017. The guarantees would require us to satisfy the loan obligations in the event that the Japanese subsidiary failed to pay such debt in accordance with its stated terms.

Second Lien Term Loan Credit Agreement

On December 20, 2013, we repaid all amounts borrowed under and terminated the $200.0 million Second Lien Credit Agreement, dated September 28, 2012, by and among the Company, Goldman Sachs Bank USA, Deutsche Bank Securities Inc. and the lenders party thereto (the “Second Lien Term Loan”) and terminated the Guaranty Agreement, dated September 28, 2012, by and between each of the guarantor subsidiaries in favor of Goldman Sachs Bank USA as Administrative Agent for the benefit of itself and the secured parties named therein (the “Guaranty Agreement”). We used a portion of the proceeds received upon the completion of the convertible senior notes offering discussed above to repay the amounts borrowed and to pay related make-whole premiums and fees. We recognized a loss on early extinguishment of debt of $23.9 million, which was comprised of make-whole premiums of $11.7 million and the write-off of unamortized deferred loan costs and debt discount of $8.9 million and $3.3 million, respectively.

Other Financing Commitments

We have short-term committed financing arrangements of approximately $30.6 million at December 31, 2013, of which there were no short-term borrowings outstanding as of December 31, 2013. Of this amount, $15.9 million is unavailable because it relates to the issuance of third party letters of credit. Interest rates are negotiated at the time of the borrowings.

Solar Energy System Debt, Financings and Capital Leaseback Obligations

Our solar energy systems for which we have short-term and long-term debt, capital leaseback and finance obligations are included in separate legal entities. Of this total debt outstanding, $2,655.8 million relates to project specific non-recourse financing that is backed by solar energy system operating assets. This debt has recourse to those separate legal entities but no recourse to us under the terms of the applicable agreements. The recourse finance obligations above are fully collateralized by the related solar energy system assets. These obligations may also include limited guarantees by us related to operations, maintenance and certain indemnities.

Short–term Debt

On September 30, 2011, we amended and restated our non-recourse project construction financing revolver, which has a term of three years, from $50.0 million to $300.0 million. Interest on borrowings under the agreement will be based on our election at LIBOR plus an applicable margin (currently 3.5%) or at a defined prime rate plus an applicable margin (currently 2.5%). The construction financing revolver also requires us to pay various fees, including a commitment fee (currently 1.1%). The construction financing revolver will be used to support the construction costs of utility and rooftop solar energy systems throughout the U.S. and Canada. The construction loans are non-recourse debt to entities outside of the project company legal entities that subscribe to the debt and is secured by a pledge of the collateral, including the project contracts and equipment. This revolver also includes a customary material adverse effects clause whereby a breach may disallow a future draw but not acceleration of payment. This revolver also maintains a cross default clause whose remedy, among other rights, includes the right to restrict future loans as well as the right to accelerate principal and interest payments. Because this is non-recourse financing, covenants relate specifically to the collateral amounts and transfer of right restrictions.

During 2012, due to various amendments and lenders entering and exiting the facility, the non-recourse construction financing revolver capacity was lowered from 300.0 million to $150.0 million. Under the terms of the amendments, depending on the credit ratings issued by the two credit agencies that provide ratings on the Company, we are required to post, at our election, a letter of credit or surety bond equal to 15.0% of the total outstanding balance in order to continue to make additional borrowings under this facility. As of December 31, 2013, based on the credit rating provided by one of the credit agencies, a letter of credit equal to 15.0% of the $59.7 million outstanding balance was posted as of December 31, 2013. Additionally, $3.9 million of deferred financing fees were charged to interest expense during the second quarter of 2012, as a result of these amendments. No similar charges were incurred in the comparable periods of 2013 or 2011.

As of December 31, 2013 and December 31, 2012, there was $59.7 million and $7.4 million, respectively, outstanding on this revolver.

In the event additional construction debt is needed and the remainder of the original capacity is not renewed or replaced, we have the ability to draw upon the available capacity of our Credit Facility (discussed above). In the event we cannot renew, replace or backfill the remainder of the original capacity with other financing or have adequate net working capital, such inability to fund future projects may have an adverse impact on our business growth plans, financial position and results of operations.

System Pre-Construction, Construction and Term Debt

We typically finance our solar energy projects through project entity specific debt secured by the project entity's assets (mainly the solar energy system) with no recourse to us. Typically, these financing arrangements provide for a construction loan, which upon completion will be converted into a term loan, and generally do not restrict the future sale of the project entity to a third party buyer. On December 31, 2013, we had system construction and term debt outstanding of $1,028.0 million. Included in this amount is $243.9 million of fixed rate non-recourse debt financing arrangement used to finance the construction of a SunEdison owned solar power plant executed in the third quarter of 2013. Additionally, a portion also relates to variable rate debt with interest rates that are tied to either the London Interbank Offered Rate, the Euro Interbank Offer Rate, the Canadian Dollar Offered Rate or the PRIME rate. The variable interest rates have primarily been hedged by our outstanding interest rate swaps as discussed in Note 4. The interest rates on the remaining construction and term debt range from 3.0% to 18.0% and have maturities that range from 2014 to 2033.

During the second quarter of 2012, we violated covenants of two non-recourse solar energy system loans as a result of the devaluation of the local currency (Indian Rupee). On September 28, 2012, we obtained a waiver from the lender for the covenant violations, which had a grace period which has now expired. As of December 31, 2013, we are in default and accordingly, the amounts outstanding of $23.6 million under these loans are classified as current. We are currently in negotiations with the counterparty to extend this waiver, and we can make no assurances that such waiver can be obtained or the covenants will be met.  The solar energy systems for these two project companies collateralize the loans and there is no recourse outside of these project companies.

Capital Leaseback Obligations

We are party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by us. On December 31, 2013, we had $94.0 million of capital lease obligations outstanding. Generally, this classification occurs when the term of the lease is greater than 75% of the estimated economic life of the solar energy system and the transaction is not subject to real estate accounting. The terms of the leases are typically 25 years with certain leases providing terms as low as 10 years and providing for early buyout options. The specified rental payments are based on projected cash flows that the solar energy system will generate. Since the SunEdison acquisition date on November 20, 2009, we have not entered into any arrangements that have resulted in accounting for the sale leaseback as a capital lease.

Financing Leaseback Obligations

As more fully described in Note 2, in certain transactions we account for the proceeds of sale leasebacks as financings, which are typically secured by the solar energy system asset and its future cash flows from energy sales, but without recourse to us under the terms of the arrangement. The structure of the repayment terms under the lease results in negative amortization throughout the financing period, and we therefore recognize the lease payments as interest expense. The balance outstanding for sale leaseback transactions accounted for as financings as of December 31, 2013 is $1,384.8 million, which includes the below mentioned transactions. The maturities range from 2021 to 2038 and are collateralized by the related solar energy system assets with a carrying amount of $1,384.8 million.

On March 31, 2011, one of our project subsidiaries executed a master lease agreement with a U.S. financial institution which provides for the sale and simultaneous leaseback of certain solar energy systems constructed by us. The total capacity under this agreement is $124.4 million, of which $123.6 million is outstanding and $0.8 million is available as of December 31, 2013. The specified rental payments will be based on projected cash flows that the solar energy systems will generate.

On September 24, 2012, one of our project subsidiaries executed a master lease agreement with a U.S. financial institution which provides for the sale and simultaneous leaseback of certain solar energy systems constructed by us. The total capacity under this agreement was $101.4 million, of which $92.8 million is outstanding and $8.6 million was available as of December 31, 2013. The specified rental payments will be based on projected cash flows that the solar energy systems will generate.

Other System Financing Transactions

Other system financing transactions represent the cash proceeds that we received in connection with an executed solar energy system sales contract that has not met the sales recognition requirements under real estate accounting and has been accounted for as a financing. Included in other system financing is $18.4 million of proceeds collected under three separate solar energy system sales agreements with the buyer that provides the buyer with a put option that could become an obligation in the event that we are unable to fulfill certain performance warranties set to expire during 2015. The remaining portion of other system financings of $103.5 million relates to cash proceeds received in connection with separate solar energy system sales contracts for which we have substantial continuing involvement. There are no principal or interest payments associated with these transactions. Of the $103.5 million, $41.3 million relates to two projects sold in Italy which did not meet the requirements to record revenue due to an indemnification that expires in 2016. The remaining amount relates to eight projects sold in the U.S., Korea, and Canada.

Maturities

Financing Leaseback Obligations

The aggregate amounts of minimum lease payments on our financing leaseback obligations are $1,384.8 million. Payments from 2014 through 2018 are as follows:

In millions	2014	2015	2016	2017	2018
Minimum lease payments	$23.3	$16.2	$16.1	$15.9	$15.3

Capital Leaseback Obligations

The aggregate amounts of payments on capital leases after December 31, 2013 are as follows:

In millions
2014	$7.2
2015	6.5
2016	6.5
2017	6.5
2018	6.1
Thereafter	91.1
Total minimum lease payments	123.9
Less amounts representing interest	(29.9)
Present value of minimum lease payments	94.0
Less current portion of obligations under capital leases	(4.5)
Noncurrent portion of obligations under capital leases	$89.5

Other Debt

The aggregate amounts of payments on short-term and long-term debt, excluding capital and financing leaseback obligations, after December 31, 2013 are as follows:

In millions	2014	2015	2016	2017	2018	Thereafter	Total
Maturities of debt (a)	$360.8	$93.6	$70.7	$32.2	$639.8	$1,233.4	$2,430.5

(a) Included in maturities of long-term debt is $121.9 million of maturities relating to other system financing transactions that represent the contract price for solar energy systems under existing sales contracts that contain certain contractual provisions that preclude sale treatment under real estate accounting rules. We account for these transactions as financings of $18.4 million and $103.5 million that will mature upon the expiration of the contractual provisions that preclude sale treatment in years 2015 and thereafter, respectively. These could become payment obligations in the event we default under the executed sales agreement, and the buyer may execute its contractual option to put (sell) the project back to us for a full refund of the contract price.

Capitalized Interest

During the years ended December 31, 2013 and 2012, we capitalized $22.3 million and $19.9 million of interest to the consolidated balance sheet, respectively.